Exhibit 99.1

VYNE Therapeutics Reports First Quarter 2023 Financial Results and Provides Business Update

Anticipate topline 16-week data for all three cohorts from the Phase 1b trial for pan-BD BET inhibitor, VYN201, in nonsegmental vitiligo in the third quarter of 2023

IND-enabling studies for VYN202, a potential best-in-class oral small molecule BD2-selective BET inhibitor, are ongoing in anticipation of an IND filing by year-end 2023

BRIDGEWATER, N.J., May 11, 2023 -- VYNE Therapeutics Inc. (Nasdaq: VYNE) (“VYNE” or the “Company”), a clinical-stage biopharmaceutical company focused on developing proprietary, innovative and differentiated therapies for the treatment of immuno-inflammatory conditions, today announced financial results for the three months ended March 31, 2023 and provided a business update.

“We continue to build significant momentum in advancing our proprietary pipeline of novel, small molecule BET inhibitors for the treatment of immuno-inflammatory conditions,” said David Domzalski, President and Chief Executive Officer of VYNE. “During the first quarter, we generated important new clinical data for VYN201, demonstrating positive safety results and pharmacokinetic results in healthy volunteers. Additionally, we successfully completed our six-month animal toxicology study for VYN201, which allowed us to extend the duration of our Phase 1b trial in vitiligo patients from 8 weeks to 16 weeks. We are encouraged by the progress we have made to date, and we are narrowing our timing guidance for topline 16-week data for all three cohorts from the Phase 1b portion of the trial to the third quarter of 2023. In addition, we recently expanded our BET inhibitor pipeline after selecting a development candidate for our first oral BET inhibitor program, VYN202. We look forward to completing our IND-enabling studies for VYN202 in the coming months, selecting a lead indication, and submitting our first IND filing by the end of the year.”

Recent Business Updates

VYN201, locally-administered pan-BD BET inhibitor:
•Positive safety, tolerability, pharmacokinetic and hematology data from Phase 1a trial in healthy volunteers. In February, VYNE announced data from its Phase 1a trial showing that dosing with topical VYN201 did not produce any serious adverse events or require dose adjustments. Furthermore, there were no clinically relevant treatment emergent adverse events, abnormal clinical laboratory results, electrocardiogram findings or patient withdrawals from the study. In addition, in March, VYNE announced data that showed minimal systemic exposure of VYN201 and that all hematological parameters, including platelet counts, were within normal ranges in the Phase 1a trial. The Phase 1b trial evaluating safety, pharmacokinetics and exploratory efficacy of VYN201 in nonsegmental vitiligo patients is ongoing. VYNE successfully completed a six-month toxicology study allowing the Company to extend the duration of the Phase 1b trial from 8 weeks to 16 weeks. VYNE expects to report topline 16-week data for all three cohorts from the Phase 1b trial in the third quarter of 2023.

•Positive preclinical data for inhaled formulation of VYN201 in a well-validated in vivo model of idiopathic pulmonary fibrosis (IPF). In April, VYNE announced data demonstrating VYN201’s potential to deliver a potent anti-inflammatory and anti-fibrotic response by producing meaningful improvements in blood oxygen saturation and volumetric lung function, while significantly reducing lung fibrosis and hydroxyproline levels.

VYN202, oral small molecule BD2-selective BET inhibitor:
•Selection of a lead development candidate. VYNE recently announced the selection of a lead development candidate for its VYN202 program, which has the potential to be the most potent and selective BET inhibitor in development. The lead candidate was selected by VYNE from a library of BD2-selective BET inhibitors that VYNE exclusively licensed from Tay Therapeutics following the receipt of a robust package of preclinical data, including encouraging results from well-validated animal models in various autoimmune disorders. VYNE also obtained rights to several other BD2-selective BET inhibitor compounds with attractive molecular profiles that the Company may develop, at its discretion, in the future.

Financial Performance (in thousands)	Three Months Ended March 31
	2023	2022
Loss from continuing operations (GAAP)	$(5,612)	$(8,694)
Adjusted loss from continuing operations (non-GAAP)*	$(4,756)	$(7,449)
Net (loss) income (GAAP)	$(5,622)	$4,670
Adjusted net (loss) income (non-GAAP)*	$(4,766)	$5,563
*See "Non-GAAP Financial Measures" elsewhere in this earnings release.
Liquidity and Capital Resources
As of March 31, 2023, VYNE had cash and cash equivalents and restricted cash of $30.3 million. VYNE currently anticipates that its cash and cash equivalents and restricted cash as of March 31, 2023 will be sufficient to fund its operations into the fourth quarter of 2023, without giving effect to any potential business development transactions or financing activities, including any sales under our equity line of credit with Lincoln Park or the Company's at-the-market offering program. See Note 1 to VYNE's unaudited interim condensed consolidated financial statements included in VYNE’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 for additional discussion on liquidity and capital resources.
Financial Results for the First Quarter Ended March 31, 2023
Revenues. Revenues for the quarter ended March 31, 2023 were $0.1 million, compared to $0.2 million for the comparable period in 2022. Revenues were comprised of royalty revenue.

Research and development expenses. VYNE's research and development expenses for the quarter ended March 31, 2023 were $2.7 million, as compared to $4.5 million for the comparable period in 2022. The decrease was primarily due to a reduction of employee-related expenses and decreased spending for FMX114 and VYN201. These decreases were partially offset by increased expenses for VYN202.
Selling, general and administrative expenses. VYNE's selling, general and administrative expenses for the quarter ended March 31, 2023 were $3.2 million, compared to $4.4 million for the comparable period in 2022. The decrease was primarily due to a reduction of employee-related expenses and decreased consulting expenses.
Net (loss) income. Net loss and net loss per share for the quarter ended March 31, 2023 was $5.6 million and $1.74, respectively, compared to net income and net income per share of $4.7 million and $— for the comparable period in 2022, respectively. Net income reported for the first quarter of 2022 reflected the impact of $13.4 million in income from discontinued operations, net of income taxes.

About VYNE Therapeutics Inc.
VYNE’s mission is to improve the lives of patients by developing proprietary, innovative and differentiated therapies for the treatment of immuno-inflammatory conditions. The Company’s unique and proprietary bromodomain & extra-terminal (BET) domain inhibitors, which comprise its InhiBET™ platform, includes a locally administered pan-BET inhibitor (VYN201) and an orally available BD2-selective BET inhibitor (VYN202) that were licensed from Tay Therapeutics Limited.

For more information about VYNE Therapeutics Inc. or its product candidates, visit www.vynetherapeutics.com. VYNE may use its website to comply with its disclosure obligations under Regulation FD. Therefore, investors should monitor VYNE’s website in addition to following its press releases, filings with the U.S. Securities and Exchange Commission, public conference calls, and webcasts.

Investor Relations:
John Fraunces
LifeSci Advisors, LLC
917-355-2395
jfraunces@lifesciadvisors.com

Tyler Zeronda
VYNE Therapeutics Inc.
908-458-9106
Tyler.Zeronda@VYNEtx.com

Cautionary Statement Regarding Forward-Looking Statements
This release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding VYNE’s plans, regulatory filings and development timelines for VYN201 and VYN202, VYNE’s InhiBET™ platform, VYNE's ability to fund its operations into the fourth quarter of 2023 and other statements regarding the future expectations, plans and prospects of VYNE. All statements in this press release which are not historical facts are forward-looking statements. Any forward-looking statements are based on VYNE’s current knowledge and its present beliefs and expectations regarding possible future events and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially and adversely from those set forth or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: VYNE’s ability to successfully develop its product candidates; the timing of commencement of future non-clinical studies and clinical trials; VYNE’s ability to enroll patients and successfully progress, complete, and receive favorable results in, clinical trials for its product candidates; VYNE’s intentions and its ability to obtain additional funding, either through equity or debt financing transactions or collaboration arrangements; VYNE’s ability to comply with various regulations applicable to its business; VYNE’s ability to create intellectual property and the scope of protection it is able to establish and maintain for intellectual property rights covering its product candidates, including the projected terms of patent protection; risks that any of VYNE’s patents may be held to be narrowed, invalid or unenforceable or one or more of VYNE’s patent applications may not be granted and potential competitors may also seek to design around VYNE’s granted patents or patent applications; estimates of VYNE’s expenses, capital requirements, its needs for additional financing and its ability to obtain additional capital on acceptable terms or at all; VYNE’s expectations regarding licensing, business transactions and strategic operations; VYNE’s future financial performance and liquidity; and volatility in VYNE’s stock price may result in rapid and substantial increases or decreases in the stock price that may or may not be related to the company’s operating performance or prospects. For a discussion of other risks and uncertainties, and other important factors, any of which could cause VYNE’s actual results to differ from those contained in the forward-looking statements, see the section titled “Risk Factors” in VYNE’s Annual Report on Form 10-K for the year ended December 31, 2022, as well as discussions of potential risks, uncertainties, and other important factors in VYNE’s subsequent filings with the U.S. Securities and Exchange Commission. Although VYNE believes these forward-looking statements are reasonable, they speak only as of the date of this announcement and VYNE undertakes no obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances, except as otherwise required by law. Given these risks and uncertainties, you should not rely upon forward-looking statements as predictions of future events.

VYNE THERAPEUTICS INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(U.S. dollars in thousands, except share and per share data)
(Unaudited)

	March 31	December 31
	2023	2022
Assets
Current Assets:
Cash and cash equivalents	$30,213	$30,908
Restricted cash	67	67
Trade receivables, net of allowances	105	173
Amount due from sale of MST Franchise	—	5,000
Prepaid and other expenses	2,637	2,127
Total Current Assets	33,022	38,275
Non-current prepaid expenses and other assets	2,241	2,483
Total Assets	$35,263	$40,758

Liabilities, Mezzanine Equity and Stockholders’ Equity
Current Liabilities:
Trade payables	$2,214	$2,386
Accrued expenses	4,189	4,381
Employee related obligations	910	2,372
Liability for employee severance benefits	206	206
Total Current Liabilities	7,519	9,345
Other liabilities	1,313	—
Total Liabilities	8,832	9,345

Commitments and Contingencies

Mezzanine Equity:
Convertible Preferred Stock: $0.0001 par value; 20,000,000 shares authorized at March 31, 2023 and December 31, 2022; Series A Preferred Stock: 0 and 3,000 shares issued and outstanding at March 31, 2023 and December 31, 2022, respectively	—	211

Stockholders' Equity:
Common stock: $0.0001 par value; 150,000,000 shares authorized at March 31, 2023 and December 31, 2022; 3,271,282 and 3,229,704 shares issued and outstanding at March 31, 2023 and December 31, 2022, respectively	—	—
Additional paid-in capital	694,937	693,937
Accumulated deficit	(668,506)	(662,735)
Total Stockholders' Equity	26,431	31,202
Total Liabilities, Mezzanine Equity and Stockholders’ Equity	$35,263	$40,758

VYNE THERAPEUTICS INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(U.S. dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended March 31
	2023	2022
Revenues
Royalty revenues	$99	$178
Total revenues	99	178

Operating expenses:
Research and development	2,734	4,452
Selling, general and administrative	3,240	4,417
Total operating expenses	5,974	8,869
Operating loss	(5,875)	(8,691)
Other income (expense), net	263	(3)
Loss from continuing operations before income taxes	(5,612)	(8,694)
Income tax expense	—	—
Loss from continuing operations	(5,612)	(8,694)
(Loss) income from discontinued operations, net of income taxes	(10)	13,364
Net (loss) income	$(5,622)	$4,670

Loss per share from continuing operations, basic and diluted	$(1.74)	$(2.83)
Income (loss) per share from discontinued operations, basic and diluted	$—	$4.34
(Loss) income per share, basic and diluted	$(1.74)	$1.51

Weighted average shares outstanding - basic and diluted	3,255	3,077

Non-GAAP Financial Measures
In evaluating the operating performance of its business, VYNE’s management considers adjusted net loss, adjusted net loss per share, adjusted loss from continuing operations, adjusted total operating expenses (including adjusted research and development expense and adjusted selling, general and administrative expense), adjusted operating loss and adjusted loss per share from continuing operations. These non-GAAP financial measures exclude stock-based compensation charges that are required by GAAP. The Company believes that these non-GAAP financial measures provide management, analysts, investors and other users of the Company’s financial information with meaningful supplemental information regarding the performance of the Company’s business by excluding the effect of certain non-cash expenses and items that VYNE believes may not be indicative of its operating performance, because they are either unusual and VYNE does not expect them to recur in the ordinary course of its business, or they are unrelated to the ongoing operation of the business in the ordinary course. These non-GAAP financial measures should not be considered superior to, but rather in addition to, other financial measures prepared by the Company in accordance with GAAP, including the period-to-period results. The Company’s method of determining these non-GAAP financial measures may be different from other companies’ methods and, therefore, may not be comparable to those used by other companies, and the Company does not recommend the sole use of these non-GAAP measures to assess its financial and earnings performance. For reasons noted above, the Company is presenting certain non-GAAP financial measures for the three months ended March 31, 2023 and 2022. The following tables reconcile non-GAAP financial measures presented in this press release.

The following tables provides detailed reconciliations of various other income statement data between GAAP and non-GAAP amounts for the three months ended March 31, 2023 and 2022 (in thousands, except per share data):
Reconciliation of net (loss) income to adjusted net (loss) income and net (loss) income per share to adjusted net (loss) income per share:

	Three Months Ended March 31
(in thousands, except per share data)	2023	2022
Net (loss) income (GAAP)	$(5,622)	$4,670
Add-back: stock-based compensation expense	856	893
Adjusted net (loss) income (non-GAAP)	$(4,766)	$5,563

Net (loss) income per share, basic and diluted (GAAP)	$(1.74)	$1.51
Add-back: stock-based compensation expense	0.26	0.29
Adjusted net (loss) income per share, basic and diluted (non-GAAP)	$(1.48)	$1.80
Weighted average number of shares outstanding, basic and diluted	3,255	3,077

Reconciliation of loss from continuing operations to adjusted loss from continuing operations; research and development expense to adjusted research and development expense; selling, general and administrative expense to adjusted selling, general and administrative expense; total operating expense to adjusted total operating expense; operating loss to adjusted operating loss; and loss per share from continuing operations to adjusted loss per share from continuing operations:

	Three Months Ended March 31
(in thousands, except per share data)	2023	2022
Loss from continuing operations (GAAP)	$(5,612)	$(8,694)
Add-back: stock-based compensation expense	856	1,245
Adjusted loss from continuing operations (non-GAAP)	$(4,756)	$(7,449)

Research and development expense (GAAP)	$2,734	$4,452
Less: stock-based compensation expense	(44)	(229)
Adjusted research and development expense (non-GAAP)	$2,690	$4,223

Selling, general and administrative expense (GAAP)	$3,240	$4,417
Less: stock-based compensation expense	(812)	(1,016)
Adjusted selling, general and administrative expense (non-GAAP)	$2,428	$3,401

Total operating expenses (GAAP)	$5,974	$8,869
Less: stock-based compensation expense	(856)	(1,245)
Adjusted total operating expenses (non-GAAP)	$5,118	$7,624

Operating loss (GAAP)	$(5,875)	$(8,691)
Add back: stock-based compensation expense	856	1,245
Adjusted operating loss (non-GAAP)	$(5,019)	$(7,446)

Loss per share from continuing operations, basic and diluted (GAAP)	$(1.74)	$(2.83)
Add back: stock-based compensation expense	0.26	0.40
Adjusted loss per share from continuing operations, basic and diluted (non-GAAP)	$(1.48)	$(2.43)
Weighted average number of shares outstanding - basic and diluted	3,255	3,077